UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018 (January 30, 2018)

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2—Financial Information

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2018, Anthem, Inc. (the “Company”) issued a press release reporting its financial results for its fourth quarter and full year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2018, the Board of Directors (the “Board”) of the Company elected Bahija Jallal to serve as an independent director effective February 1, 2018 with a term expiring at the Company’s 2019 annual meeting of shareholders. The Board also appointed Ms. Jallal to the Compensation and Governance Committees of the Board. There are no arrangements or understandings between Ms. Jallal and any other person pursuant to which she was elected to the Board, and Ms. Jallal has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Ms. Jallal will receive compensation for her services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

A copy of the Company’s press release announcing Ms. Jallal’s election is furnished herewith as Exhibit 99.2.

None of the information furnished in Item 2.02, Exhibit 99.1 or Exhibit 99.2 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit

99.1	Press Release, dated January 31, 2018, reporting Anthem, Inc. financial results for its fourth quarter and full year ended December 31, 2017.

99.2	Press Release, dated January 31, 2018, announcing the election of Bahija Jallal to the Anthem, Inc. Board of Directors.

Forward-Looking Statements

This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: the impact of federal and state regulation, including ongoing changes in the Patient

Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended, or collectively, the ACA; trends in health care costs and utilization rates; our ability to contract with providers on cost-effective and competitive terms; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; reduced enrollment; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon, our ability to maintain and achieve improvement in Centers for Medicare and Medicaid Services, or CMS, Star ratings and other quality scores and funding risks with respect to revenue received from participation therein; competitive pressures, including competitor pricing, which could affect our ability to maintain or increase our market share; a negative change in our health care product mix; our ability to adapt to changes in the industry and develop and implement strategic growth opportunities; costs and other liabilities associated with litigation, government investigations, audits or reviews; the ultimate outcome of litigation between Cigna Corporation, or Cigna, and us related to the merger agreement between the parties, including our claim for damages against Cigna, Cigna’s claim for payment of a termination fee and other damages against us, and the potential for such litigation to cause us to incur substantial costs, materially distract management and negatively impact our reputation and financial positions; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital; the potential negative effect from our substantial amount of outstanding indebtedness; a downgrade in our financial strength ratings; the effects of any negative publicity related to the health benefits industry in general or us in particular; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of any investigations, inquiries, claims and litigation related thereto; failure to effectively maintain and modernize our information systems; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including CMS; state guaranty fund assessments for insolvent insurers; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; regional concentrations of our business and future public health epidemics and catastrophes; general risks associated with mergers, acquisitions and strategic alliances; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; changes in economic and market conditions, as well as regulations that may negatively affect our liquidity and investment portfolios; changes in U.S. tax laws; intense competition to attract and retain employees; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements, except as required by applicable securities laws. Investors are also advised to carefully review and consider the various risks and other disclosures discussed in our SEC reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2018

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

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